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                                                                 EXHIBIT A

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                     THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
          BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                               CERTIFICATEHOLDERS
                                DECEMBER 16, 1996

Principal Distribution Amount                                                              $0.00
Principal Per $1,000 Certificate                                                           $0.00

Interest Distribution Amount                                                             $68,297
Interest Per $1,000 Certificate                                                            $5.88

Note Balance:
   Class A-1 Notes                                                                $31,849,338.15
   Class A-2 Notes                                                               $120,000,000.00
   Class A-3 Notes                                                                $76,343,707.00

Note Pool Factor:
   Class A-1 Notes                                                                     0.3853291
   Class A-2 Notes                                                                     1.0000000
   Class A-3 Notes                                                                     1.0000000

Certificate Balance                                                               $11,624,943.00

Certificate Pool Factor                                                                1.0000000

Servicing Fee                                                                        $207,592.43
Servicing Fee Per $1,000 Certificate                                                       $0.71
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